BERKSHIRE INCOME REALTY, INC.

c/o The Berkshire Group

One Beacon Street, Suite 1500

Boston, Massachusetts 02110

Termination Notice

March 31, 2005

Via Facsimile (410) 527-4950

and Via Federal Express

Owings Manor Investors, LLC

216 Schilling Circle, Suite 300

Hunt Valley, Maryland 21031

Attention: Lawrence E. Julio

Re:	Owings Manor Apartments, Reistertown, Maryland

Gentlemen:

Reference is hereby made to that certain Agreement of Sale dated as of March 16, 2005 by and between Owings Manor Realty, LLC and GMAC Commercial Realty Partners, L.P., collectively, as seller, and Berkshire Income Realty, Inc., as buyer (“Buyer”), concerning the Property defined therein (the “Purchase Agreement”). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Purchase Agreement.

Pursuant to Section 20(c) of the Purchase Agreement, the undersigned Buyer hereby terminates the Purchase Agreement. By copy of this letter, Buyer directs the Title Company to return the Initial Deposit to Buyer in accordance with the terms of the Purchase Agreement.

BUSDOCS/1457589.1

[signature page to Termination Notice]

Very truly yours,

BERKSHIRE INCOME REALTY, INC.

By:	/s/ Christopher M. Nichols
Name:	Christopher M. Nichols
Title:	Vice President

cc:	Levy & Marino, P.A.
609 Bosley Avenue
Towson, Maryland 21204
Attention: Michael E. Marino, Esq.
Fax: (410) 296-0057

Mr. Stephen J. Zaleski
Richard A. Toelke, Esq.
Robert G. Soule

BUSDOCS/1457589.1